As filed with the Securities and Exchange Commission on January 24, 2001
                                                                   File No. ____


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                          GLOBAL ELECTION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                 BRITISH COLUMBIA, CANADA                                         85-0394190
     (Jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

                    1611 WILMETH ROAD
                     MCKINNEY, TEXAS                                                 75069
         (Address of principal executive offices)                                 (Zip Code)

                               ------------------

If this Form relates to the registration of a class of      If this Form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),     Act and is effective pursuant to General Instruction
check the following box.  [X]                               A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
Not Applicable.

Securities to be registered pursuant to Section 12(b) of the Act:

                   TITLE OF EACH CLASS                                  NAME OF EACH EXCHANGE ON WHICH
                   TO BE SO REGISTERED                                  EACH CLASS IS TO BE REGISTERED
                   -------------------                                  ------------------------------
           Common Stock, no par value per share                             American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the common stock, no par value per share, of the Registrant appearing under the caption "Description of Securities" contained in the Registrant's registration statement on Form 10-SB (File No. 000-24725), as filed with the Securities and Exchange Commission on July 31, 1998, as amended from time to time, is hereby incorporated by reference.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:


   Exhibit No.      Description
   -----------      -----------
        1.          Memorandum and Articles of Incorporation, as amended
                    (incorporated herein by reference to Exhibit 2(1) of the
                    Registrant's Registration Statement on Form 10-SB (File No.
                    000-24725) filed on July 31, 1998.

        2.          Parts 7, 10, 12 and 27 of the Registrant's Memorandum and
                    Articles of Incorporation, as amended, set forth in Exhibit
                    1.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GLOBAL ELECTION SYSTEMS, INC.


                                        By: /s/ Robert J. Urosevich
                                            ----------------------------------
                                            Robert J. Urosevich, President and
                                            Chief Operating Officer

Date: January 19, 2001